Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made as of June 2, 2004, by and between Standard Parking Corporation, a Delaware corporation (the “Company”) and Steamboat Industries LLC, a limited liability company organized under the laws of New York (the “Investor”).

RECITALS

WHEREAS, the Company and the Investor desire to enter into this Agreement, which grants certain rights to register shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) issuable upon conversion of the Series C Preferred Stock (as defined below) held by such Investor and certain rights to receive information pertaining to the Company.

WHEREAS, the Investor has entered into an Exchange Agreement (the “Exchange Agreement”) of even date herewith pursuant to which the Investor desires to exchange 8.2561 shares of the Company’s Series C Preferred Stock, par value $.0001 per share (the “Series C Preferred Stock”) for 5,789,498.7 shares of the Company’s Common Stock, and the execution of this Agreement is a condition to the Investor’s obligations to exchange the Preferred Stock for the Common Stock under the Exchange Agreement.

WHEREAS, the Company and the Investor desire that the transactions contemplated by the Exchange Agreement be consummated.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Restrictions on Transferability; Registration Rights.

1.1           Certain Definitions.  As used in this Agreement, the following terms have the following respective meanings:

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Holder” means (i) each of the Investors and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with

Registration Rights Agmt (SIL & SPC)

Section 1.9 hereof.

“Initiating Holders” means any Holder or Holders who hold the Registrable Securities then outstanding and who propose to register Registrable Securities.

“Other Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” shall mean (i) the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock and (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (i) above; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4 (1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.9 hereof or (D) with respect to each Holder, when and after all such shares held by such Holder are eligible for sale under Rule 144 of the Securities Act (or any similar or successor rule) during any consecutive ninety (90) day period.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 1.3 and 1.4 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for all of the Holders registering securities in any given registration (not to exceed $25,000 per registration), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), but shall not include Selling Expenses.

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Section 1.2 hereof.

“Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder, other than the fees and disbursements of one counsel for all of the Holders registering securities in any given registration as provided in the definition of “Registration Expenses” above.

“Shares” means the Company’s Series C Preferred Stock.

“Subsidiary” means any subsidiary now existing or hereafter created by the Company pursuant to resolution of its board of directors.

1.2           Restrictions.  (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement, and (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act; provided, however, that no opinion of counsel shall be required with regard to dispositions pursuant to Rule 144(k) of the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its stockholders in accordance with their interests in the corporation, or (D) to the Holder’s family member or trust for the benefit of an individual Holder, provided in all cases enumerated in clauses (A) — (D) that the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement as if such transferee were an original Holder hereunder. Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.2.

(b) Each certificate representing the Registrable Securities shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend required under applicable state securities laws or the Company’s charter documents):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED IN THE ABSENCE OF SUCH

REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c) The Company shall promptly reissue unle gended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be disposed of without registration, qualification, or legend.

1.3           Registration.

(a)           Request for Registration. Subsequent to the expiration of the lock-up period as provided for in the Lock-Up Agreement, dated May 27, 2004, between the Company, the Investor, Steamboat Industries N.V., John V. Holten and William Blair as representative of the various underwriters, if the Company shall receive from Initiating Holders a written request that the Company effect a registration, the Company will:

(i)            promptly deliver written notice of the proposed registration to all other Holders and Other Stockholders; and

(ii)           as soon as practicable, use best efforts to effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders or securities of Other Stockholders joining in such request as are specified in a written request delivered to the Company within twenty (20) days after delivery of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 1.3:

(A)          During the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a registration initiated by the Company; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

(B)           In any particular jurisdiction in which the Company

would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(C)           If in the good faith judgment of the Board, such registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and the Company thereafter delivers to the Initiating Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation to register, qualify, or comply under this Section 1.3 shall be deferred for a period not to exceed the earlier of one hundred twenty (120) days after the issuance of such certificate or the issuance of a subsequent certificate that such information is no longer detrimental to the Company or its stockholders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; or

(D)          If the Company has filed four registration statements pursuant to Section 1.3 at the request of the Initiating Holders.

(b)           Underwriting.  If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 1.3(a), and the Company shall include such information in the written notice referred to in Section 1.3(a)(i). In such event, the right of any Holder or Other Stockholder to participate in the registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s or Other Stockholder’s participation in such underwriting and the inclusion of such Holder’s or Other Stockholder’s securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or part of the Registrable Securities that such Holder holds.

(c)           Underwriting Procedures.  The Company shall (together with all Holders or other persons proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter(s) shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.3, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten (including Registrable Securities), the Company shall so advise all holders of the Company’s securities that would otherwise be entitled to be included in such registration and the number of shares to be included in the underwriting or registration shall be allocated in the following priority: first, among all Holders of Registrable Securities having requested to be included in such registration (pro rata among such Holders on the basis of the number of shares of Registrable Securities held by all such Holders); second, among all Other Stockholders having requested to be included in such registration (pro rata among such Other Stockholders on the basis of the number of shares then held by all such Other Stockholders); and third, any securities which the Company desires to sell for its own account. The Company shall advise all holders of securities requested to be included in such registration of the number of shares of securities of each such holder that are entitled to be included in the registration. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter(s). Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration. The number of shares withdrawn shall be reallocated in the manner set forth above. To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter(s) may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

1.4         Company Registration.

(a)          Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (A) a registration pursuant to Sections 1.3 hereof, (B) a registration relating solely to employee benefit plans, (C) a registration relating solely to a Rule 145 transaction, or (D) a registration on any registration form that does not permit secondary sales, the Company will:

(i)                                     promptly deliver to all Holders and Other Stockholders written notice thereof; and

(ii)                                  use all commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and securities specified in a written request or requests by Other Stockholders and delivered to the Company within ten (10) days after the written notice is delivered by the Company. Such written request may include all or a portion of a Holder’s Registrable Securities.

(b)         Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Other Stockholders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder or Other Stockholder to participate in the registration pursuant to this Section 1.4 shall be conditioned upon such Holder’s or Other Stockholder’s participation in such underwriting and the inclusion of such Holder’s or Other Stockholder’s securities in the underwriting to the extent provided herein.

(c)          Underwriting Procedures. The Company shall (together with all Holders or other persons proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.4, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten (including Registrable Securities), the Company shall so advise all holders of the Company’s securities that would otherwise be entitled to be included in such registration and the number of shares to be included in the underwriting or registration shall be allocated in the following priority:

(i)                                     first, any securities which the Company desires to sell for its own account;

(ii)                             second, among all Holders of Registrable Securities having requested to be included in such registration (pro rata among such Holders on the basis of the number of shares of Registrable Securities held by all such Holders); and

(iii)                          third, among all Other Stockholders having requested to be included in such registration (pro rata among such Other Stockholders on the basis of the number of shares then held by all such Other Stockholders).

(d)         The Company shall advise all holders of securities requested to be included in such registration of the number of shares of securities of each such holder that are entitled to be included in the registration. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter(s). Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration. The number of shares withdrawn shall be reallocated in the manner set forth above. To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter(s) may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

(e)          Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.4 prior to the effectiveness of such registration, whether or not any Holder or Other Stockholder has elected to include securities in such registration.

1.5         Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof and, at its expense, the Company shall:

(a)          Use best efforts to prepare and file with the Commission a registration statement with respect to such securities and to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed, whichever occurs first; provided, however, that (i) such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock or other securities of the Company;

(b)         Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c)          Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(d)         Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e)          Use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f)          Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g)         Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.6         Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 1, and the refusal to furnish such information by any Holder or Holder shall relieve the Company of its obligations in this Section 1 with respect to such Holder or Holders.

1.7         Indemnification To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, partners, legal counsel, and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, or liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending, or settling any such claim, loss, damage, liability, or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person, or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)         To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder and Other Stockholder, each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that that in no event shall any indemnity under this Section 1.7 exceed the gross proceeds received by such Holder in such offering.

(c)          Each party entitled to indemnification under this Section 1.7 (the

“Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d)         If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified party on the other in connection with the statements or omissions that resulted in such claim, loss, damage, liability, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.7 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above. In no event shall any contribution by a Holder under this Section 1.7 exceed the gross proceeds received by such Holder in such offering.

(e)          The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, and liabilities referred to above in this Section 1.7 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.7(c). No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)                                    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)                                 The obligations of the Company and Holders under this Section 1.7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Registrable Securities.

(h)                                 The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement.

1.8                                 Expenses of Registration.  All Registration Expenses incurred in connection with any registration pursuant to Sections 1.3 and 1.4 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for Registration Expenses for any registration proceeding begun pursuant to Section 1.3, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, or (b) the withdrawal is made during a deferral by the Company, or (c) the Holders of a majority of Registrable Securities agree such withdrawn registration shall count as a withdrawn registration under Section 1.3 above in which event such agreement shall be binding on all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration pro rata on the basis of the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) or clause (b) above, then the Holders shall not forfeit any of their rights pursuant to Section 1.3 to a demand registration.

1.9                                 Transfer of Registration Rights.  The rights to cause the Company to register securities granted to any party hereto under Section 1 may be assigned by a Holder only to a transferee or assignee of not less than one hundred thousand (100,000) shares of Registrable Securities (as appropriately adjusted for stock splits, combinations and the like), provided that the Company is given written notice at the time of or within a reasonable time after said assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and, provided further, that the assignee of such rights assumes in writing the obligations of such Holder under this Section 1. Notwithstanding the foregoing, no such minimum share assignment requirement shall be necessary for an assignment by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its stockholders in accordance with their interests in the corporation, or (D) to the Holder’s family member or trust for the benefit of an individual Holder.

1.10                           No Delay of Registration by Holder.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

1.11                           Termination of Rights.  The rights of the Holders to cause the Company to register securities under Section 1.3 shall terminate with respect to all such Holders on the fifth (5th) year anniversary of the effective date of the Company’s IPO.

2.                                       Miscellaneous.

2.1                                 Governing Law.  This Agreement shall be governed in all respects by the laws of the State of New York without regard to choice of laws or conflict of laws provisions thereof.

2.2                                 Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement.

2.3                                 Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Subject to the provisions of Section 2.10 below, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought, unless otherwise provided.

2.4                                 Notices, Etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, sent by facsimile (with confirmation of receipt) or otherwise delivered by hand or by messenger, addressed as follows:

(a) if to the Company:

Standard Parking Corporation
900 N. Michigan Avenue
Chicago, Illinois 60611-1542

Attention: Robert N. Sacks, Esq. (General Counsel)

Fax No.: (312) 640-6165

with a copy to:

White & Case

1155 Avenue of the Americas

New York, New York 10035-2787

Attention:   Timothy Goodell, Esq.
Jonathan E Kahn, Esq.

Fax No.: (212) 354-8113

(b) if to SIL:

Steamboat Industries LLC

545 Steamboat Road

Greenwich, Connecticut 06830

Attention: John V. Holten (Manager)

Fax No.: (203) 422-3000

or in the case of any party, at such other address as such party may notify the other parties hereto from time to time. Any notice, request or communication hereunder shall be deemed to have been given when delivered by hand or three (3) days after the date deposited in the mails, postage prepaid, or in the case of telecopy notice, when sent, addressed as aforesaid. Any party may, by notice given in accordance with the foregoing, change the person to whom, or the address or telecopier number to which, notices are to be given hereunder but any such notice shall be effective only when actually received by the party to which it is addressed. Unless specifically stated otherwise, if notice is provided by mail, it shall be deemed to be delivered upon proper deposit in a mailbox, if notice is sent by facsimile, it shall be deemed to be delivered when sent with confirmation of receipt and if notice is delivered by hand or by messenger, it shall be deemed to be delivered upon actual delivery.

2.5                                 Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Investor upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

2.6                                 Attorneys’ Fees.  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

2.7                                 Counterparts.  This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. It is the express intent of the parties to be bound by the exchange of signatures on this Agreement via telecopy.

2.8                                 Severability.  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

2.9                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.10                           Amendment and Waiver.  Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and any Holder holding, in the aggregate, more than fifty percent (50%) of the outstanding shares of the Registrable Securities; provided that (i) no such amendment shall impose or increase any liability or obligation on a Holder without the consent of such Holder, and (ii) no such amendment has a disproportionately adverse effect on any Holder in relation to the other Holders without the consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder.

2.11                           Rights of Investor.  The Investor and any Holder that becomes a party hereto shall have the absolute right to exercise or refrain from exercising any right or rights that such Investor or Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and the Investor or Holder shall not incur any liability to any other party or other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

2.12                           Aggregation of Stock.  All shares of Common Stock of the Company held or acquired by affiliated entities or persons shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

STANDARD PARKING CORPORATION, a Delaware corporation

By:	/s/ Daniel R. Meyer
Name:	Daniel R. Meyer
Title:	Senior Vice President

Address for Notice:

Standard Parking Corporation 900 North Michigan Avenue Suite 1600
Chicago, Illinois 60611
Attention: Robert Sacks, Esq.

STEAMBOAT INDUSTRIES LLC, a New York limited liability company

By	/s/ John V. Holten
Name:	John V. Holten
Title:	Manager

Address for Notice:
Steamboat Industries LLC 545 Steamboat Road
Greenwich, Connecticut 06830 Attention: John V. Holten

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 2, 2004, by and among Standard Parking Corporation, a Delaware corporation (the “Company”), and Steamboat Industries LLC, a New York limited liability company (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.

The undersigned is a transferee of at least 100,000 shares of Registrable Securities from the Investor, and pursuant to a letter agreement, dated as of February 12, 2009, the Investor, the undersigned and the other parties thereto, the Investor assigned to the undersigned, pursuant to Section 1.9 of the Agreement, the rights to cause the Company to register securities under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

The undersigned, by execution and delivery to the Company of this Joinder to the Agreement (this “Joinder”), hereby (a) agrees to become a party to, and thus be bound by, the terms of the Agreement as a Holder AND (b) assumes the obligations of the Investor under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

Dated: May 15, 2009	GSO SPECIAL SITUATIONS FUND LP

	By:	GSO Capital Partners LP Its: Investment Advisor
	Its:	Investment Advisor

	By:	/s/ GEORGE S. FAN

	Name:	George S. Fan
	Title:	Chief Legal Officer

Address:200 Park Avenue
11th Floor
New York, NY 10017
Attention: George S. Fan
Facsimile: (212) 503-6960

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 2, 2004, by and among Standard Parking Corporation, a Delaware corporation (the “Company”), and Steamboat Industries LLC, a New York limited liability company (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.

The undersigned is a transferee of at least 100,000 shares of Registrable Securities from the Investor, and pursuant to a letter agreement, dated as of February 12, 2009, the Investor, the undersigned and the other parties thereto, the Investor assigned to the undersigned, pursuant to Section 1.9 of the Agreement, the rights to cause the Company to register securities under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

The undersigned, by execution and delivery to the Company of this Joinder to the Agreement (this “Joinder”), hereby (a) agrees to become a party to, and thus be bound by, the terms of the Agreement as a Holder AND (b) assumes the obligations of the Investor under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

Dated: May 15, 2009	GSO Capital Opportunities Fund LP

	By:	GSO Capital Partners LP Its: Investment Advisor
	Its:	Investment Advisor

	By:	/s/ GEORGE S. FAN

	Name:	George S. Fan
	Title:	Chief Legal Officer

Address:200 Park Avenue
11th Floor
New York, NY 10017
Attention: George S. Fan
Facsimile: (212) 503-6960

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 2, 2004, by and among Standard Parking Corporation, a Delaware corporation (the “Company”), and Steamboat Industries LLC, a New York limited liability company (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.

The undersigned is a transferee of at least 100,000 shares of Registrable Securities from the Investor, and pursuant to a letter agreement, dated as of February 12, 2009, the Investor, the undersigned and the other parties thereto, the Investor assigned to the undersigned, pursuant to Section 1.9 of the Agreement, the rights to cause the Company to register securities under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

The undersigned, by execution and delivery to the Company of this Joinder to the Agreement (this “Joinder”), hereby (a) agrees to become a party to, and thus be bound by, the terms of the Agreement as a Holder AND (b) assumes the obligations of the Investor under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

Dated: May 15, 2009	GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND, LTD.

	By:	GSO Capital Partners LP Its: Investment Advisor
	Its:	Investment Advisor

	By:	/s/ GEORGE S. FAN

	Name:	George S. Fan
	Title:	Chief Legal Officer

Address:200 Park Avenue
11th Floor
New York, NY 10017
Attention: George S. Fan
Facsimile: (212) 503-6960

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 2, 2004, by and among Standard Parking Corporation, a Delaware corporation (the “Company”), and Steamboat Industries LLC, a New York limited liability company (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.

The undersigned is a transferee of at least 100,000 shares of Registrable Securities from the Investor, and pursuant to a letter agreement, dated as of February 12, 2009, the Investor, the undersigned and the other parties thereto, the Investor assigned to the undersigned, pursuant to Section 1.9 of the Agreement, the rights to cause the Company to register securities under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

The undersigned, by execution and delivery to the Company of this Joinder to the Agreement (this “Joinder”), hereby (a) agrees to become a party to, and thus be bound by, the terms of the Agreement as a Holder AND (b) assumes the obligations of the Investor under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

Dated: May 15, 2009	GSO SPECIAL SITUATIONS OVERSEAS BENEFIT PLAN FUND, LTD.

	By:	GSO Capital Partners LP Its: Investment Advisor
	Its:	Investment Advisor

	By:	/s/ GEORGE S. FAN

	Name:	George S. Fan
	Title:	Chief Legal Officer

Address:200 Park Avenue
11th Floor
New York, NY 10017
Attention: George S. Fan
Facsimile: (212) 503-6960

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement, dated as of June 2, 2004, by and among Standard Parking Corporation, a Delaware corporation (the “Company”), and Steamboat Industries LLC, a New York limited liability company (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.

The undersigned is a transferee of at least 100,000 shares of Registrable Securities from the Investor, and pursuant to a letter agreement, dated as of February 12, 2009, the Investor, the undersigned and the other parties thereto, the Investor assigned to the undersigned, pursuant to Section 1.9 of the Agreement, the rights to cause the Company to register securities under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

The undersigned, by execution and delivery to the Company of this Joinder to the Agreement (this “Joinder”), hereby (a) agrees to become a party to, and thus be bound by, the terms of the Agreement as a Holder AND (b) assumes the obligations of the Investor under Section 1 of the Agreement with respect to the Registrable Securities transferred to the undersigned.

Dated: May 15, 2009	CML VII, LLC
By: Contrarian Funds, L.L.C., its sole member
By Contrarian Capital Management, L.L.C., its manager

	By:	/s/ Janice M. Stanton
	Name:	Janice M. Stanton
	Title:	Member

	Address:	c/o Contrarian Capital Finance, L.P.
411 W. Putnam Avenue, Suite 425
Greenwich, CT 06830
Attention: Keith McCormack
Facsimile: